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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               __________________________________________________

                                Date of Report
                       (Date of earliest event reported)

                                 July 23, 1999


                  CATERPILLAR FINANCIAL SERVICES CORPORATION
            (Exact name of registrant as specified in its charter)

        Delaware                  0-13295                 37-1105865
------------------------ ------------------------ ----------------------------
(State of incorporation) (Commission File Number) (IRS Employer Identification
                                                             No.)


        3322 West End Avenue
        Nashville, Tennessee                             37203-09830
  -----------------------------------------         ----------------------
  (Address of principal executive offices)                (Zip Code)



                                (615) 386-5800
                        (Registrant's telephone number,
                             including area code)

                                      N/A
   __________________________________________________________________________
         (Former name or former address, if changed since last report)
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Item 5.   Other Events.

          In connection with the registrant's Registration Statement (Form S-3), Registration No. 333-73083, the registrant is filing herewith the documents listed in Item 7 below.

Item 7.   Exhibits

1.1       Form of Underwriting Agreement

4.10      Form of Floating Rate Note due August 1, 2002

4.11      Form of 6 7/8% Note due August 1, 2004

12.1      Statement Setting Forth Computation of Ratio of Profit to Fixed
          Charges

                                       2
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CATERPILLAR FINANCIAL SERVICES
                                                CORPORATION
                                                (Registrant)


Date:  July 27, 1999                    By:  /s/ Paul J. Gaeto
                                           ---------------------------------
                                               Paul J. Gateo
                                               Secretary

                                       3
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                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------

1.1                 Form of Underwriting Agreement

4.10                Form of Floating Rate Note due August 1, 2002
4.11                Form of 6 7/8% Note due August 1, 2004
12.1                Statement Setting Forth Computation of Ratio of Profit to
                    Fixed Charges

                                       4